[CHEVRON LOGO]                             POLICY, GOVERNMENT AND PUBLIC AFFAIRS
                                           Chevron Corporation
                                           P.O. Box 6078
                                           San Ramon, CA 94583-0778
                                           www.chevron.com

[UNOCAL LOGO]


NEWS RELEASE

FOR IMMEDIATE RELEASE

CHEVRON AND UNOCAL REACH AGREEMENT WITH FEDERAL TRADE COMMISSION STAFF

         SAN RAMON, CALIF., JUNE 8, 2005 - Chevron Corporation (NYSE: CVX) and Unocal Corporation (NYSE: UCL) today said they executed agreements with the Federal Trade Commission (FTC) staff proposing a settlement to resolve all outstanding FTC issues associated with Chevron's proposed acquisition of Unocal.
         The terms of the settlement relate exclusively to Unocal's intellectual property for reformulated gasoline, which has been the subject of ongoing litigation between Unocal and the FTC. The proposed settlement also would resolve that litigation contingent on completion of the proposed acquisition, and as a result, the parties have filed a joint motion to withdraw the case from adjudication.
         The proposed settlement is subject to acceptance by the commission for public comment and approval by the commission following the public comment period.
         "This is a very positive step toward achieving regulatory approval," said David O'Reilly, Chevron Chairman and Chief Executive Officer. "We are optimistic about completing the regulatory review shortly and look forward to the prompt consummation of the acquisition."
         The proposed acquisition remains subject to approval by Unocal stockholders and the fulfillment of other customary conditions.
         Chevron Corporation is one of the world's leading energy companies. With more than 47,000 employees, Chevron subsidiaries conduct business in approximately 180 countries around the world, producing and transporting crude oil and natural gas, and refining, marketing and distributing fuels and other energy products. Chevron is based in San Ramon, Calif. More information on Chevron is available at www.chevron.com.
         Unocal Corporation is one of the world's leading independent natural gas and crude oil exploration and production companies. The company's principal oil and gas activities are in North

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America and Asia. Unocal is based in El Segundo, Calif. Additional information on Unocal is available at www.unocal.com.

                                     # # #

6/08/05

CONTACT: Donald Campbell (Chevron)     925-842-2589
         Barry Lane (Unocal)     310-726-7731


ADDITIONAL INFORMATION AND WHERE TO FIND IT

CHEVRON HAS FILED A FORM S-4, UNOCAL WILL FILE A PROXY STATEMENT AND BOTH COMPANIES WILL FILE OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED MERGER TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN THE DOCUMENTS AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY CHEVRON FREE OF CHARGE BY CONTACTING CHEVRON COMPTROLLER'S DEPARTMENT, 6001 BOLLINGER CANYON ROAD - A3201, SAN RAMON, CA 94583-2324. YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY UNOCAL BY CONTACTING UNOCAL STOCKHOLDER SERVICES AT (800) 252-2233, 2141 ROSECRANS AVENUE, SUITE 4000, EL SEGUNDO, CA 90245.


INTEREST OF CERTAIN PERSONS IN THE MERGER

CHEVRON, UNOCAL, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM UNOCAL'S STOCKHOLDERS IN CONNECTION WITH THE MERGER. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CHEVRON AND THEIR OWNERSHIP OF CHEVRON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CHEVRON'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF UNOCAL AND THEIR OWNERSHIP OF UNOCAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR UNOCAL'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT FOR THE MERGER.

INVESTORS SHOULD READ THE FORM S-4 AND PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.


CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL AND FACTUAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS NEWS RELEASE, INCLUDING STATEMENTS AS TO REGULATORY APPROVALS FOR THE MERGER, LITIGATION INVOLVING UNOCAL'S INTELLECTUAL PROPERTY FOR REFORMULATED GASOLINE, TIMING EXPECTATIONS TO COMPLETE THE MERGER AND OTHER STATEMENTS IDENTIFIED BY WORDS SUCH AS "ESTIMATES," "EXPECTS," "PROJECTS," "PLANS," AND SIMILAR EXPRESSIONS ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING REQUIRED APPROVALS BY UNOCAL STOCKHOLDERS AND REGULATORY AGENCIES OF THE MERGER, THE SATISFACTION OF OTHER CLOSING CONDITIONS CONTAINED IN THE MERGER AGREEMENT AND OTHER RISK FACTORS RELATING TO OUR INDUSTRY AS DETAILED FROM TIME TO TIME IN EACH OF CHEVRON'S AND UNOCAL'S REPORTS FILED WITH THE SEC, INCLUDING EACH SUCH COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. UNLESS LEGALLY REQUIRED, NEITHER CHEVRON NOR UNOCAL UNDERTAKES ANY OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS HEREIN, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.